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                                                                    Exhibit 4.12

                     Amended and Restated Pledge Agreement


     This Amended and Restated Pledge Agreement (the "Agreement") is dated as of May 15, 1997, by and among Everest Healthcare Services Corporation, a Delaware corporation (the "Company"), and the other parties executing this Agreement under the heading "Pledgors" (the Company and such other parties, along with any parties who execute and deliver to the Agent an agreement in the form attached hereto as Schedule F, being hereinafter referred to collectively as the "Pledgors" and individually as a "Pledgor"), each with its mailing address as set forth on its signature page hereto and Harris Trust and Savings Bank, an Illinois state banking corporation ("Harris"), with its mailing address at 111 West Monroe Street, P.O. Box 755, Chicago, Illinois 60690, acting as agent hereunder for the Lenders hereinafter identified and defined (Harris acting as such agent and any successor or successors to Harris acting in such capacity being hereinafter referred to as the "Agent");


                            Preliminary Statements

     A. The Company and Harris, individually and as agent, have entered into an Amended and Restated Credit Agreement dated as of even date herewith (such Amended and Restated Credit Agreement as the same may be amended, modified or restated from time to time being hereinafter referred to as the "Credit Agreement"), pursuant to which Harris and other lenders which from time to time become party to the Credit Agreement (Harris and such other lenders which from time to time hereafter become party to the Credit Agreement being hereinafter referred to collectively as the "Lenders" and individually as a "Lender") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Company.

     B. The Company may from time to time enter into one or more interest rate exchange, cap, collar, floor or other agreements with one or more of the Lenders party to the Credit Agreement for the purpose of hedging or otherwise protecting the Company against changes in interest rates (the liability of the Company in respect of such agreements with such Lenders being hereinafter referred to as the "Hedging Liability").

     C. As a condition to extending credit to the Company under the Credit Agreement, the Lenders have required, among other things, that (i) each Pledgor, other than the Company, guarantee all indebtedness, obligations and liabilities, whether now existing or hereafter arising, of the Company under or arising out of the Credit Agreement pursuant to that certain Amended and Restated Guaranty Agreement dated as of even date herewith between such Pledgors and the Agent, as the same may be amended, modified, supplemented and/or restated from time to time (the "Guaranty") and (ii) each Pledgor, including the Company, grant to the Agent for the
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benefit of the Lenders a security interest in certain personal property of such
Pledgor described herein subject to the terms and conditions hereof.

     D. The Company owns, directly or indirectly, all or substantially all of the equity interests in each other Pledgor and the Company provides each other Pledgor with financial, management, administrative, and technical support which enables such Pledgor to conduct its business in an orderly and efficient manner in the ordinary course.

     E. Each Pledgor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Lenders to the Company.

     Now, Therefore, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. Terms Defined in Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Pledgor" and "Pledgors" as used herein shall mean and include the Pledgors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Pledgors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Pledgors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Pledgor only with respect to the Collateral owned by it or represented by such Pledgor as owned by it.

          Section 2. Grant of Security Interest in the Collateral. Each Pledgor hereby grants to the Agent for the benefit of itself and the other Lenders a lien on and security interest in, and acknowledges and agrees that the Agent has and shall continue to have for the benefit of itself and the other Lenders a continuing lien on and security interest in, any and all right, title and interest of each Pledgor in all equity interests of each of its Subsidiaries, whether now owned or existing or hereafter created, acquired or arising, and in whatever form, including, without limitation, any and all right, title, and interest in and to the following:

            (a) Stock Collateral. (i) All shares of the capital stock of each Subsidiary which is a corporation owned or held by such Pledgor, whether now owned or hereafter formed or acquired (those shares delivered to and deposited with the Agent on or prior to the date hereof being listed and described on Schedule A attached hereto), and all substitutions and additions to such shares (herein, the "Pledged Securities"), (ii) all dividends, distributions and sums distributable or payable from, upon or in respect of the Pledged Securities and (iii) all other rights and privileges incident to the Pledged

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     Securities (all of the foregoing being hereinafter referred to collectively as the "Stock Collateral");

          (b) Partnership Interest Collateral. (i) All partnership or other equity interests in each Subsidiary which is a partnership (whether general or limited) owned or held by such Pledgor, whether now owned or hereafter formed or acquired (each of such equity interests existing on the date hereof being listed and identified on Schedule B attached hereto) (such partnerships being hereinafter referred to collectively as the "Partnerships" and individually as a "Partnership"), (ii) any and all payments and distributions of whatever kind or character, whether in cash or other property, at any time made, owing or payable to such Pledgor in respect of or on account of its present or hereafter acquired interests in each Partnership, whether due or to become due and whether representing profits, distributions pursuant to complete or partial liquidation or dissolution of any such Partnership, distributions representing the complete or partial redemption of such Pledgor's interest in any such Partnership or the complete or partial withdrawal of such Pledgor from any such Partnership, repayment of capital contributions, payment of management fees or commissions, or otherwise, and the right to receive, receipt for, use and enjoy all such payments and distributions, and (iii) all other rights and privileges incident to such Pledgor's interest in each Partnership (all of the foregoing being hereinafter collectively called the "Partnership Interest Collateral");

          (c) LLC Collateral. (i) All membership or other equity interests in each Subsidiary which is a limited liability company owned or held by such Pledgor, whether now owned or hereafter formed or acquired (each of such equity interests existing on the date hereof being listed and identified on Schedule C attached hereto (such limited liability companies being hereinafter referred to collectively as the "LLCs" and individually as a "LLC"), (ii) any and all payments and distributions of whatever kind or character, whether in cash or other property, at any time made, owing or payable to such Pledgor in respect of or on account of its present or hereafter acquired interests in each LLC, whether due or to become due and whether representing profits, distributions pursuant to complete or partial liquidation or dissolution of any such LLC, distributions representing the complete or partial redemption of such Pledgor's interest in such LLC or the complete or partial withdrawal of such Pledgor from any such LLC, repayment of capital contributions, payment of management fees or commissions, or otherwise, and the right to receive, receipt for, use and enjoy all such payments and distributions, and (iii) all other rights and privileges incident to such Pledgor's interest in each LLC (all of the foregoing being hereinafter referred to as the "LLC Collateral"); and

          (d)  Proceeds. All proceeds of the foregoing;

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all of the foregoing being herein sometimes referred to as the "Collateral."
All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of Illinois ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.

          Section 3. Obligations Hereby Secured. This Agreement is made and given to secure, and shall secure, the prompt payment and performance of (i) any and all indebtedness, obligations and liabilities of the Pledgors, of any of them, to the Agent and the Lenders, and any of them, under or in connection with or evidenced by the Credit Agreement, the Notes of the Company heretofore or hereafter issued under the Credit Agreement and the obligations of the Company to reimburse the Agent and the Lenders for the amount of all drawings on all Letters of Credit issued for the account of the Company pursuant to the Credit Agreement, and all other obligations of the Company under any and all applications for Letters of Credit, or under or in connection with or otherwise evidenced by the Guaranty or any of the other Loan Documents, or under or in connection with or otherwise evidenced by agreements with any one or more of the Lenders with respect to Hedging Liability, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Agent and the Lenders, and any of them, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the "Obligations"). Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Pledgor (other than the Company to which this limitation shall not apply) under this Agreement shall not exceed $1.00 less than the amount which would render such Pledgor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

          Section 4. Covenants, Agreements, Representations and Warranties. Each Pledgor hereby covenants and agrees with, and represents and warrants to, the Agent and the Lenders that:

            (a) Each Pledgor is and shall be the sole and lawful legal, record and beneficial owner of its Collateral. Each Pledgor's chief executive office is at the address listed under such Pledgor's name on Schedule A, Schedule B and Schedule C hereto, as applicable. Each Pledgor agrees that it will not change any location set forth on the applicable Schedule hereto without 30 days prior written notice to the Agent (provided in all cases such locations shall be within the United States of America). No Pledgor shall, without the Agent's prior written consent, sell, assign, or otherwise dispose of the

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     Collateral or any interest therein, except to the extent permitted by
     Section 7.17 of the Credit Agreement. The Collateral, and every part thereof, is and shall be free and clear of all security interests, liens, rights, claims, attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Agent hereunder and for other Liens permitted by
     Section 7.14 of the Credit Agreement. Each Pledgor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the Agent or any Lender.

            (b) Each Pledgor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents and to do all such other things as the Agent may deem reasonably necessary or appropriate to assure the Agent its lien and security interest hereunder, including such assignments, acknowledgments (including acknowledgments of collateral assignment in the form attached hereto as Schedule D), stock powers, financing statements, instruments and documents as the Agent may from time to time require in order to comply with the UCC. Each Pledgor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without prior notice thereof to such Pledgor wherever the Agent in its discretion desires to file the same (and Agent agrees to provide the relevant Pledgor notice after any such filing is made pursuant to this provision, provided the failure to give such notice shall not affect the validity or enforceability of the relevant filing). In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Pledgor agrees to execute and deliver all such agreements, assignments, instruments and documents and to do all such other things as the Agent in its discretion deems necessary or appropriate to preserve, protect and enforce the lien and security interest of the Agent under the law of such other jurisdiction.

            (c) If, as and when any Pledgor (x) delivers any securities for pledge hereunder in addition to those listed on Schedule A hereto or (y) pledges interests in any partnership in addition to those listed on Schedule B hereto or (z) pledges interests in any limited liability company in addition to those listed on Schedule C hereto, the Pledgors shall furnish to the Agent a duly completed and executed amendment to such
     Schedule in substantially the form (with appropriate insertions) of Schedule E hereto reflecting the additional securities, partnership interests or limited liability company interests pledged hereunder after giving effect to such addition.

            (d) None of the Collateral constitutes margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

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            (e) On failure of any Pledgor to perform any of the agreements and covenants herein contained, the Agent may at its option, after two (2) Business Days prior notice to such Pledgor (unless in the reasonable judgment of the Agent immediate payment or performance is necessary to protect or preserve the Collateral or the Agent's interest therein), perform the same and in so doing may expend such sums as the Agent reasonably deems advisable in the performance thereof, including, without limitation, the payment of any taxes, liens and encumbrances (except to the extent the relevant Pledgor is contesting the same in good faith in accordance with the terms of Section 7.3 of the Credit Agreement), expenditures made in defending against any adverse claim, and all other expenditures which the Agent may be compelled to make by operation of law or which Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Pledgors immediately without notice or demand, shall constitute additional Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed) determined by adding 2% to the Domestic Rate (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the Agent on behalf of such Pledgor, and no such advancement or expenditure therefor, shall relieve such Pledgor of any default under the terms of this Agreement or in any way obligate the Agent or any Lender to take any further or future action with respect thereto. The Agent, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate, or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent, in performing any act hereunder, shall be the sole judge (which judgment shall be reasonably exercised) of whether the relevant Pledgor is required to perform the same under the terms of this Agreement. The Agent is hereby authorized to charge any depository or other account of any Pledgor maintained with the Agent for the amount of such sums and amounts so expended.

          Section 5.  Special Provisions Re: Stock Collateral.

            (a) Each Pledgor has the right to vote the Pledged Securities and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Pledged Securities, except as provided by federal and state laws applicable to the sale of securities generally and the terms of this Agreement.

            (b) The certificates for all shares of the Pledged Securities shall be delivered by the relevant Pledgor to the Agent duly endorsed in blank for transfer or accompanied

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     by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto. The Agent may at any time after the occurrence of an Event of Default cause to be transferred into its name or into the name of its nominee or nominees any and all of the Pledged Securities. The Agent shall at all times have the right to exchange the certificates representing the Pledged Securities for certificates of smaller or larger denominations.

            (c) The Pledged Securities have been validly issued and, except as described on Schedule A, are fully paid and non-assessable. Except as set forth on Schedule A, there are no outstanding commitments or other obligations of the issuers of any of the Pledged Securities to issue, and no options, warrants or other rights of any individual or entity to acquire, any share of any class or series of capital stock of such issuers. The Pledged Securities listed and described on Schedule A attached hereto constitute the percentage of the issued and outstanding capital stock of each series and class of the issuers thereof as set forth thereon owned by the relevant Pledgor. Each Pledgor further agrees that in the event any such issuer shall issue any additional capital stock of any series or class (whether or not entitled to vote) to such Pledgor or otherwise on account of its ownership interest therein, each Pledgor will forthwith pledge and deposit hereunder, or cause to be pledged and deposited hereunder, all such additional shares of such capital stock.

          Section 6. Special Provisions Re: Partnership Interest Collateral and LLC Collateral.

            (a) Each Pledgor further represents and warrants to, and agrees with, the Agent and the Lenders as follows:

                  (i) each Partnership is a valid and existing entity of the type listed on Schedule B and is duly organized and existing under applicable law; and each LLC is duly organized and existing under applicable law;

                  (ii) the Partnership Interest Collateral listed and described on Schedule B attached hereto constitutes the percentage of the equity interest in each Partnership set forth thereon owned by the relevant Pledgor; and the LLC Collateral listed and described on Schedule C attached hereto constitutes the percentage of the equity interest in each LLC set forth thereon owned by the relevant Pledgor; and

                  (iii) the copies of the partnership agreements of each Partnership and the articles of association and operating agreements of each LLC (each such

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          agreement being hereinafter referred to as "Organizational Agreement")
          heretofore delivered to the Agent are true and correct copies thereof and have not been amended or modified in any respect.

            (b) Each Pledgor agrees that it shall not, without the prior written consent of the Agent, agree to any amendment or modification to any of the Organizational Agreements which would in any manner adversely affect or impair the Partnership Interest Collateral or LLC Collateral or reduce or dilute the rights of such Pledgor with respect to any Partnership or LLC, any of such done without such prior written consent to be null and void. The Pledgors shall promptly send to the Agent copies of all notices and communications with respect to each Partnership and each LLC alleging the existence of a default by any Pledgor in the performance of any of its obligations under any Organizational Agreement. Each Pledgor agrees that it will promptly notify the Agent of any litigation which is reasonably likely to have a Material Adverse Effect or is reasonably likely to materially and adversely affect a Partnership or a LLC or any of their respective properties and of any material adverse change in the operations, business properties, assets or conditions, financial or otherwise, of any Pledgor or any Partnership or any LLC. Each Pledgor shall promptly perform all of its obligations under each Organizational Agreement. In the event any Pledgor fails to pay or perform any obligation arising under any Organizational Agreement or otherwise related to any Partnership or any LLC, the Agent may, but need not, after two (2) Business Days prior notice to such Pledgor (unless in the reasonable judgment of the Agent immediate payment or performance is necessary to protect or preserve the Collateral or the Agent's interest therein), pay or perform such obligation at the expense and for the account of the Pledgors and all funds expended for such purposes shall constitute Obligations secured hereby which the Pledgors promise to pay to the Agent together with interest thereon at the Default Rate.

            (c) The certificates, if any, at any time evidencing any Pledgor's interest in any Partnership or LLC shall be delivered to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto. The Agent may at any time after the occurrence of an Event of Default cause to be transferred into its name or the name of its nominee or nominees, any and all of such Collateral.
     The Agent shall at all times have the right to exchange the certificates representing such Collateral for certificates of smaller or larger denominations.

            (d) Each Pledgor has the right to vote its interest in each Partnership and LLC (except as set forth herein) and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Partnership Interest Collateral or LLC Collateral,

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     except as provided by federal and state laws applicable to the sale of securities generally, the terms of any Organizational Agreement under which such person is organized and the terms of this Agreement.

            (e) Except as set forth on Schedule C, there are no outstanding commitments or other obligations of any LLC to issue, and no options, warrants or other rights of any individual or entity to acquire, any interest in such LLC.

            (f) Each Pledgor further agrees that in the event it shall acquire any additional interests in any Partnership or LLC, such Pledgor will forthwith pledge and deposit hereunder or cause to be pledged and deposited hereunder, all such additional interests.

          Section 7. Voting Rights and Dividends. Unless and until an Event of Default hereunder has occurred and is continuing and thereafter until notified by the Agent pursuant to Section 9(b) hereof:

            (a) Each Pledgor shall be entitled to exercise all voting and/or consensual powers pertaining to the Collateral of such Pledgor, or any part thereof, for all purposes not inconsistent with the terms of this Agreement or any other document evidencing or otherwise relating to any of the Obligations.

            (b) Each Pledgor shall be entitled to receive and retain all dividends and distributions in respect of the Collateral which are paid in cash of whatsoever nature; provided, however, that such dividends and distributions representing:

                  (i) stock or liquidating dividends or a distribution or return of capital upon or in respect of the Pledged Securities or any part thereof or resulting from a split-up, revision or reclassification of the Pledged Securities or any part thereof or received in addition to, in substitution of or in exchange for the Pledged Securities or any part thereof as a result of a merger, consolidation or otherwise; or

                  (ii) distributions in complete or partial liquidation of any Partnership or LLC or the interest of such Pledgor therein;

     in each case, shall be paid, delivered or transferred, as appropriate, directly to the Agent immediately upon the receipt thereof by such Pledgor and may, in the case of cash, be applied by the Agent to the Obligations, whether or not the same may then be due or otherwise adequately secured and shall, in the case of all other property, together with any cash received by the Agent and not applied as aforesaid, be held by the Agent

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     pursuant hereto as part of the Collateral pledged under and subject to the terms of this Agreement.

            (c) In order to permit each Pledgor to exercise such voting and/or consensual powers which it is entitled to exercise under subsection (a) above and to receive such distributions which such Pledgor is entitled to receive and retain under subsection (b) above, the Agent will, if necessary, upon the written request of such Pledgor, from time to time execute and deliver to such Pledgor appropriate proxies and dividend orders.

          Section 8. Power of Attorney. Each Pledgor hereby appoints the Agent, its nominee, or any other person whom the Agent may designate as such Pledgor's attorney-in-fact, with full power and authority to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable in respect of the Collateral or any part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as such Pledgor could itself do, to endorse or sign the Pledgor's name on any assignments, stock powers, or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into the Agent's possession and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of such Pledgor, or otherwise, which the Agent deems necessary or appropriate to collect or otherwise realize upon all or any part of the Collateral, or effect a transfer thereof, or which may be necessary or appropriate to protect and preserve the right, title and interest of the Agent in and to such Collateral and the security intended to be afforded hereby. Each Pledgor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any such acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Agent may file one or more financing statements disclosing its security interest in all or any part of the Collateral without any Pledgor's signature appearing thereon, and each Pledgor also hereby grants the Agent a power of attorney to execute any such financing statements, and any amendments or supplements thereto, on behalf of such Pledgor without notice thereof to such Pledgor (and Agent agrees to provide the relevant Pledgor notice after any such filing is made pursuant to this provision, provided the failure to give such notice shall not affect the validity or enforceability of the relevant filing). The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully satisfied and all commitments of the Lenders to extend credit to or for the account of the Company have expired or otherwise been terminated; provided, however, that the Agent agrees, as a personal covenant to the relevant Pledgor, not to exercise the powers of attorney set forth in this Section unless an Event of Default has occurred and is continuing.

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          Section 9.  Defaults and Remedies.  (a) The occurrence of any event or the existence of any condition which is specified as an "Event of Default" under the Credit Agreement shall constitute an "Event of Default" hereunder.

       (b) Upon the occurrence and during the continuation of any Event of Default, all rights of the Pledgors to receive and retain the distributions which they are entitled to receive and retain pursuant to Section 7(b) hereof shall, at the option of the Agent cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to receive and retain the distributions which the Pledgors would otherwise have been authorized to retain pursuant to Section 7(b) hereof and all rights of the Pledgors to exercise the voting and/or consensual powers which they are entitled to exercise pursuant to Section 7(a) hereof shall, at the option of the Agent, cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Collateral and to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining thereto as if the Agent were the absolute owner thereof including, without limitation, the right to exchange, at its discretion, the Collateral or any part thereof upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to the Collateral or any part thereof and, in connection therewith, to deposit and deliver the Collateral or any part thereof with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine. In the event the Agent in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities law, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

       (c) Upon the occurrence and during the continuation of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Pledgor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all of the Collateral held by or for it at public or private sale, at any securities exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the

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

Pledgors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Pledgors are the owners thereof. In addition to all other sums due the Agent or any Lender hereunder, each Pledgor shall pay the Agent and the Lenders all reasonable costs and expenses incurred by the Agent and such Lenders, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against the Agent, the Lenders or any Pledgor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Pledgors in accordance with Section 14(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to a Pledgor if such Pledgor has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Agent or any Lender may be the purchaser at any such sale. Each Pledgor hereby waives all of its rights of redemption from any such sale. Subject to the provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

       Each Pledgor agrees that if any part of the Collateral is sold at any public or private sale, the Agent may elect to sell only to a buyer who will give further assurances, satisfactory in form and substance to the Agent, respecting compliance with the requirements of the Federal Securities Act of 1933, as amended, and a sale subject to such condition shall be deemed commercially reasonable.

       Each Pledgor further agrees that in any sale of any part of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the Purchaser by any governmental regulatory authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such collateral is sold in compliance with any such limitation or restriction.

       (d) In the event the Agent shall sell or otherwise dispose of all or any part of the Partnership Interest Collateral or LLC Collateral, each Pledgor hereby grants the purchaser of such portion of the Partnership Interest Collateral or LLC Collateral to the fullest extent of its capacity, the ability (but not the obligation) to become a partner or member in the relevant Partnership or LLC, as the case may be (subject to the approval of the relevant Partnership or LLC, as the case may be, in the exercise of its discretion in accordance with its Organizational Agreement), in the place and stead of such Pledgor. To exercise such right, the purchaser shall give written notice to the relevant Partnership or LLC, as the case may be, of its election to become a partner or member in such Partnership or LLC. Following such election and giving of consent by all necessary partners or members of the relevant Partnership or LLC as to the purchaser becoming a partner or member, the purchaser shall have the right and powers and be subject to the liabilities of a partner or member under the relevant Organizational Agreement and the partnership or limited liability company act governing the Partnership or LLC.

       (e) Upon the occurrence and during the continuation of any Event of Default, in addition to all other rights provided herein or by law, the Agent shall have the right to cause all or any part of the Partnership Interest Collateral or LLC Collateral of any of the Pledgors in any one or more of the Partnerships or LLCs to be redeemed and to cause a withdrawal, in whole or in part, of any Pledgor from any Partnership or LLC or any of its interest therein.

       (f) The powers conferred upon the Agent hereunder are solely to protect its interest in the Collateral and shall not impose on it any duties to exercise such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which the Agent accords its own property, consisting of similar types securities, it being understood, however, that the Agent shall have no responsibility for (i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or
(iii) initiating any action to protect the Collateral or any part thereof against the possibility of a decline in market value. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Pledgors in any way related to the Collateral, and the Agent shall have no duty or obligation to discharge any such duty or obligation. By its acceptance hereof, the Agent does not undertake to perform or discharge and shall not be responsible or liable for the performance or discharge of any such duties or responsibilities and shall not in any event become a "Substituted Limited Partner" or words of like import (as defined in the relevant Organizational Agreement) in the relevant Partnership. Neither the Agent nor any Lender, nor any party acting as attorney for the Agent or any Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct.

       (g) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Pledgor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. The rights and remedies of the Agent and the Lenders under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Lenders or the Required Lenders, as the case may be, in accordance with the Credit Agreement.

          Section 10. Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or held as collateral security for, the Obligations in accordance with the terms of the Credit Agreement. The Pledgors shall remain liable to the Agent and the Lenders for any deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Company, as agent for Pledgors, or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

          Section 11. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Company shall have expired or otherwise terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Pledgors, forthwith release all its liens and security interests hereunder.

          Section 12. Primary Security; Obligations Absolute. The lien and security herein created and provided for stand as direct and primary security for the Obligations. No application of any sums received by the Agent in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any portion thereof shall in any manner entitle any Pledgor to any right, title or interest in or to the Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and all commitments to extend credit constituting Obligations to the Company shall have expired or otherwise terminated. Each Pledgor acknowledges and agrees that the lien and security hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Agent, any Lender or any other holder of any of the Obligations, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Agent, any Lender or any other holder of any of the Obligations of any other security for or guarantors upon any Obligations or by any failure, neglect or omission on the part of the Agent, any Lender or any other holder of any of the Obligations to realize upon or protect any of the Obligations or any collateral security therefor. The lien and security hereof shall not in any manner be impaired or affected by (and the Agent and the Lenders, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations, or of any collateral security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Lenders may at their discretion at any time grant credit to the Company without notice to the other Pledgors in such amounts and on such terms as the Lenders may elect without in any manner impairing the lien and security hereby created and provided for. In order to realize hereon and to exercise the rights granted the Agent and the Lenders hereunder and under applicable law, there shall be no obligation on the part of the Agent, any Lender or any other holder of any of the Obligations at any time to first resort for payment to the Company or any other Pledgor or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Agent and the Lenders shall have the right to enforce this Agreement as against any Pledgor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

          Section 13. The Agent. In acting under or by virtue of this Agreement, Agent shall be entitled to all the rights, authority, privileges and immunities provided in Section 10 of the Credit Agreement, all of which provisions of said Section 10 are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the Lenders or any other holders of the Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of the Collateral.

          Section 14. Miscellaneous. (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Pledgor, its successors and permitted assigns, and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders, and their successors and assigns; provided, however, that no Pledgor may assign its rights or delegate its duties hereunder without the Agent's prior written consent

(except for such assignments and assumptions arising as a matter of law as a result of a merger permitted by Section 7.16(c) of the Credit Agreement). Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

       (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, if to any Pledgor when given to the Company in accordance with Section 11.9 of the Credit Agreement, or if to the Agent or any Lender, when given to such party in accordance with Section 11.9 of the Credit Agreement.

       (c) No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Lenders.

       (d) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Pledgor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Pledgors.

       (e) In the event the Agent and the Lenders shall at any time in their discretion permit a substitution of Pledgors hereunder or a party shall wish to become a Pledgor hereunder, such substituted or additional Pledgor shall, upon executing an agreement in the form attached hereto as Schedule F, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Pledgor had originally executed this Agreement and, in the case of a substitution, in lieu of the Pledgor being replaced. No such substitution shall be effective absent the written consent of Agent nor shall it in any manner affect the obligations of the other Pledgors hereunder.

       (f) Upon the execution and delivery of this Agreement by the Pledgors hereunder, this Agreement shall as of such date supersede all provisions of the various Pledge Agreements executed by certain Pledgors prior to the date hereof (the "Prior Pledge Agreements"). The Pledgors hereby agree that, notwithstanding the execution and delivery of this Agreement, the liens and security interests created and provided for under the Prior Pledge Agreements continue in effect under and pursuant to the terms of this Agreement for the benefit of all of the Obligations secured hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Prior Pledge Agreements as to the indebtedness and obligations which would otherwise be secured thereby prior to giving effect to this Agreement.

       (g) Each Pledgor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby. Each Pledgor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form. Each Pledgor, the Agent, and each Lender hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement, any other Loan Document or the transactions contemplated hereby or thereby.

       (h) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

       (i) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument.


                          [Signature Pages to Follow]

     In Witness Whereof, each Pledgor has caused this Agreement to be duly executed and delivered as of the date first above written.

                                     "Pledgors"

                                     Everest Healthcare Services
                                       Corporation

                                        /s/ John B. Bourke
                                     By____________________________________
                                            CFO
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     WSKC Dialysis Services, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            Asst. Treasurer
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Ohio Valley Dialysis Center, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            Secretary/Treasurer
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Northwest Indiana Dialysis, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            Asst. Treasurer
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     New York Dialysis Management, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            Treasurer
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Mercy Dialysis Center, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            Asst. Treasurer
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     DuPage Dialysis, Ltd.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            Asst. Treasurer
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Lake Avenue Dialysis Center, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            Asst. Treasurer
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Home Dialysis of America, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            CFO
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Amarillo Acute Dialysis Specialists,
                                       L.L.C.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            CFO
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Dialysis Specialists of Corpus Christi,
                                       L.L.C.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            CFO
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Home Dialysis of Eastagate, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            CFO
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Dialysis Services of Cincinnati, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            CFO
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Dialysis Specialists of Marietta, Ltd.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            CFO
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Saint Margaret Mercy Dialysis
                                       Centers, L.L.C.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            CFO
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Everest Management, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            CFO
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     The Extracorporeal Alliance, L.L.C.

                                        /s/ John B. Bourke
                                     By____________________________________
                                            Secretary
                                        Its________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

     Acknowledged and agreed to in Chicago, Illinois as of the date first above written.

                                     Harris Trust and Savings Bank, as Agent as
                                       aforesaid for the Lenders

                                        /s/ Michael W. Lewis
                                     By____________________________________
                                            Senior Vice President
                                        Its________________________________

                                     Address:
                                     111 West Monroe Street, 4E
                                     P.O. Box 755
                                     Chicago, Illinois 60390
                                     Attention: Ms. Gloria Compean

                         Schedule A to Pledge Agreement

                             The Pledged Securities

                                                                                             Percentage of
   Name and            Name of Issuer     Jurisdiction      No. of              Certificate     Issuer's
 Location of                                   of           Shares      Class        No.         Stock
   Pledgor                                Incorporation
Everest Healthcare     WSKC Dialysis        Illinois          315       Common       27           100%
Services Corporation   Services, Inc.
101 North Scoville                                        11,617,200   Preferred     69
Oak Park, IL 60302

                       Ohio Valley          Indiana          1,000      Common       11           100%
                       Dialysis Center,
                       Inc.

                       Northwest            Indiana           1,000     Common       12           100%
                       Indiana Dialysis,
                       Inc.

                       New York             New York          4,928     Common       43           100%
                       Dialysis
                       Management,
                       Inc.

                       Mercy Dialysis       Wisconsin            56     Common       10           100%
                       Center, Inc.

                       DuPage Dialysis,     Illinois          1,000     Common       12           100%
                       Ltd.

                       Lake Avenue          Indiana          117.75     Common       12           100%
                       Dialysis Center,
                       Inc.

                       Home Dialysis of     Arizona          25,000     Common        9           100%
                       America, Inc.

                       Everest              Delaware          1,000     Common        1           100%
                       Management,
                       Inc.

Home Dialysis of       Home Dialysis of       Ohio               95     Common        1            95%
America, Inc.          Eastgate, Inc.
6300 East El Dorado
Plaza, Suite 100
Tucson, AZ 85715

                       Dialysis Services      Ohio               75     Common        1            65%
                       of Cincinnati,
                       Inc.                                     120     Common        6


                         Schedule B to Pledge Agreement

                        Partnership Interest Collateral

Name and Location of               Name of               Type of               Jurisdiction            Percent of
      Pledgor                    Partnership           Organization          of Organization            Ownership


                                                   None

                         Schedule C to Pledge Agreement

                                 LLC Collateral

                                                                                        Percentage of
                                                                                           Equity
                                                                                        Interest Owned
       Name and Location of                                         Jurisdiction of          by
             Pledgor                         Name of LLC             Organization          Pledgor

I.     Everest Healthcare Services   1.  Saint Margaret Mercy          Illinois              80%
       Corporation                       Dialysis Centers, L.L.C.
       101 North Scoville
       Oak Park, IL  60302           2.  The Extracorporeal            Delaware             100%
                                         Alliance, L.L.C.

II     Home Dialysis of America,     1.  Amarillo Acute Dialysis        Texas               100%
       Inc.                              Specialists, L.L.C.
       6300 East El Dorado Plaza
       Suite 100                     2.  Dialysis Specialists of        Texas               100%
       Tucson, AZ  85715                 Corpus Christi, L.L.C.

                                     3.  Dialysis Specialists of         Ohio                51%
                                         Marietta, Ltd.

                         Schedule D to Pledge Agreement


                    Acknowledgment to Collateral Assignment


                                                             ____________, 199__


_________________________________
_________________________________
_________________________________
_________________________________
Attention:_______________________

Ladies and Gentlemen:

     ___________________ ("Pledgor") executed an Amended and Restated Pledge Agreement dated as of May 15, 1997 (the "Pledge Agreement") in favor of Harris Trust and Savings Bank (the "Agent"), a copy of which you have received. Pursuant to the Pledge Agreement, Pledgor assigned its equity interests in ___________________ (the "Partnership/LLC") as collateral security for, among other things, indebtedness and obligations of Everest Healthcare Services Corporation (the "Company") now or from time to time owing pursuant to that certain Amended and Restated Credit Agreement dated as of May 15, 1997 (such Credit Agreement as the same may be amended, modified or restated from time to time being hereinafter referred to as the "Credit Agreement") among the Company, the Agent, and various other lenders party thereto.

     We ask you, by accepting this letter below on behalf of the Partnership/LLC and as its general partner/manager, to confirm the following:

            1. Pledgor is a partner/member in the Partnership/LLC.

            2. You consent to the collateral assignment of Pledgor's interest in the Partnership/LLC to the Agent, notwithstanding anything to the contrary contained in the Partnership Agreement/Limited Liability Company Articles of Association and Operating Agreement. This letter will serve to evidence the consent to this collateral assignment from the Partnership/LLC and its general partner/manager.

            3. All parties required by the terms of the Partnership Agreement/ Limited Liability Company Articles of Association and Operating Agreement to approve the collateral assignment made by the Pledge Agreement have done so, and the interest of the Agent by virtue of that assignment has been reflected on the books and records of the Partnership/LLC.

            4. The Partnership/LLC has been formed under the Partnership Agreement dated as of ______________, 19__/the Articles of Association dated ______________, 19__, and the Operating Agreement dated as of ________________, 19___ (the "Organizational Documents"), and the Organizational Documents have not subsequently been modified or amended and continue in full force and effect. The Organizational Documents shall not be amended without the consent of the Agent. The Agent agrees with the Partnership/LLC that the Agent will not unreasonably withhold its consent to modifications or amendments to the Organizational Documents which do not adversely affect the interests of the Agent or of the Lenders identified and defined in the Pledge Agreement.

            5. All payments and distributions due and to become due to Pledgor pursuant to the Organizational Documents shall continue to be paid directly to such Pledgor, unless and until the Agent notifies the Partnership/LLC in writing to do otherwise. If the Agent so notifies the Partnership/LLC, the Partnership/LLC will immediately cease making such payments and distributions to the Pledgor and will as soon as possible, but in any event within 5 days after receiving such notice, remit all such payments and distributions directly to the Agent at 111 West Monroe Street, P.O. Box 755, Chicago, Illinois 60690.

            6. By virtue of the Pledge Agreement, the Agent has the right, upon the occurrence and during the continuation of any Event of Default under the Credit Agreement, at its option to exercise Pledgor's right (if any) to withdraw all or any part of such Pledgor's interest in the Partnership/LLC by so notifying the Partnership/LLC in writing no less than 10 days prior to the proposed withdrawal date. All payments and distributions due or to become due under the Organizational Documents to the Pledgor as a result of such withdrawal shall be remitted directly to the Agent as stated above.
     If given at all, the notice provided pursuant to this paragraph may (but need not) be given concurrently with any notice provided pursuant to the immediately preceding paragraph.

            7. The Pledgor agrees that any such payment to the Agent shall be a good receipt and acquittance as against it -- that is to say, the Partnership/LLC should make the payment directly to the Agent and in so doing, the Partnership/LLC discharges any liability to such Pledgor for that payment.

            8. The terms of the Pledge Agreement prohibit Pledgor from making any transfer of its interest in the Partnership/LLC without the Agent's prior written consent (except for such transfers arising in connection with a merger permitted by Section 7.16(c) of the Credit Agreement). You agree not to honor any such transfer of Pledgor's interest without the Agent's prior written consent.

     The agreements in this letter shall be modified only in a writing signed by the Agent, the Pledgor and the Partnership/LLC. We acknowledge that the Partnership/LLC shall be entitled to assume that the Pledge Agreement continues in full force and effect unless and until the Partnership/LLC receives actual written notice of a termination of same from the Agent.


                                     Very truly yours,

                                     [Pledgor]


                                     By
                                        Its____________________________________


                                     Harris Trust and Savings Bank, as
                                       Agent


                                     By
                                        Its____________________________________


     The undersigned, both as the general partner/manager of the Partnership/LLC and on behalf of the Partnership/LLC, join in this letter to evidence their acknowledgment and agreement to the same.


                                     [Partnership/LLC]

                                     By
                                        Its____________________________________


                                     [General Partner/Manager of
                                        Partnership]


                                     By
                                        Its____________________________________

                        Schedule E to Pledge Agreement

                         Amendment to Pledge Agreement

     Reference is hereby made to that certain Amended and Restated Pledge Agreement dated as of May 15, 1997 (as the same may be amended, the "Pledge Agreement"), from the Pledgors which are signatories thereto to and Harris Trust and Savings Bank, as Agent. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Pledge Agreement.

     Subsequent to the Pledgors' delivery of the Pledge Agreement, certain shares of stock, partnership interests or limited liability company interests have been added as Collateral under the Pledge Agreement. As a result of such addition, Schedule A of the Pledge Agreement does not accurately describe the shares of capital stock and/or Schedule B does not accurately describe the partnership interests and/or Schedule C does not accurately describe the limited liability company interests, currently held by the Agent as collateral under the Pledge Agreement.

     The Pledgors now desire to amend Schedule A and/or Schedule B and/or Schedule C to the Pledge Agreement to reflect such addition, and this instrument shall constitute an agreement between the Pledgors and the Agent amending the Pledge Agreement in the respects, but only in the respects, hereinafter set forth:

          1. If an Annex A is attached hereto, Schedule A of the Pledge Agreement shall be and hereby is amended and as so amended shall be restated in its entirety to read as Annex A attached hereto.

          2. If an Annex B is attached hereto, Schedule B of the Pledge Agreement shall be and hereby is amended and as so amended shall be restated in its entirety to read as Annex B attached hereto.

          3. If an Annex C is attached hereto, Schedule C of the Pledge Agreement shall be and hereby is amended and as so amended shall be restated in its entirety to read as Annex C attached hereto.

          4. As collateral security for the Obligations, each Pledgor hereby grants to the Agent a continuing lien on and security interest in, and acknowledges and agrees that the Agent has and shall continue to have a continuing lien on and security interest in, all the shares of capital stock of each issuer listed and described on Annex A attached hereto (if attached), all of the partnership interests listed and described on Annex B attached hereto (if attached), all of the limited liability company interests listed and described on

     Annex C attached hereto (if attached) and all the other properties, rights, interests and privileges comprising the Collateral (as such term is defined in the Pledge Agreement after giving effect to this Amendment), to the same extent and with the same force and effect as if (i) the shares of stock described on Annex A had originally been included on Schedule A to the Pledge Agreement, (ii) the partnership interests described on Annex B had been originally included on Schedule B to the Pledge Agreement and (iii) the limited liability company interests described on Annex C had been originally included on Schedule C to the Pledge Agreement. The foregoing granting clause is in addition to and supplemental of and not in substitution for the granting clause contained in the Pledge Agreement. Neither the Pledgors nor the Agent intends by this Amendment to in any way impair or otherwise affect the lien of the Pledge Agreement on such of the Collateral which was subject to the Pledge Agreement prior to giving effect to this Amendment.

          5. Each Pledgor hereby repeats and reaffirms all of its covenants, agreements, representations and warranties contained in the Pledge Agreement, each and all of which shall be applicable to all of the properties, rights, interests and privileges subject to the lien of the Pledge Agreement after giving effect to this Amendment. Each Pledgor hereby certifies that no Event of Default or event which, with notice or lapse of time or both, would constitute an Event of Default exists under the Pledge Agreement after giving effect to this Amendment.

          6. No reference to this Amendment need be made in any note, instrument or other document at any time referring to the Pledge Agreement, any reference in any of such to the Pledge Agreement to be deemed to reference to the Pledge Agreement as modified hereby.

          7. Except as specifically modified hereby, all the terms and conditions of the Pledge Agreement shall stand and remain unchanged and in full force and effect.

                                     Pledgor(s):

                                     [Name of Relevant Pledgors]



                                     By
                                       Its____________________________

     Acknowledged and agreed to as of the date first above written.


                                     Harris Trust and Savings Bank, as
                                       Agent



                                     By
                                       Its________________________________

                                    Annex A
                        to Amendment to Pledge Agreement

                             The Pledged Securities

  Name and                                                                        Percentage
Location of    Name of    Jurisdiction of     No. of               Certificate    of Issuer's
  Pledgor      Issuer      Incorporation      Shares     Class         No.           Stock




                                    Annex B
                        to Amendment to Pledge Agreement

                             Partnership Interests

Name and Location of        Name of            Type of           Jurisdiction        Percent of
      Pledgor             Partnership       Organization       of Organization       Ownership




                                    Annex C
                        to Amendment to Pledge Agreement

                                                                         Percentage of Equity
Name and Location of                              Jurisdiction of         Interest Owned by
      Pledgor                 Name of LLC          Organization                Pledgor




                         Schedule F to Pledge Agreement

                  Assumption and Supplemental Pledge Agreement


     This Agreement dated as of this _____ day of ______________, 199___ from [new Pledgor], a __________ corporation/partnership/limited liability company (the "New Pledgor"), to Harris Trust and Savings Bank ("Harris") as agent for the Lenders (defined in the Pledge Agreement hereinafter identified and defined) (Harris acting as such agent and any successor or successors to Harris in such capacity being hereinafter referred to as the "Agent");

                             Preliminary Statements

       A. Everest Healthcare Services Corporation, a Delaware corporation (the "Company") and certain other Pledgors have executed and delivered to the Agent that certain Amended and Restated Pledge Agreement dated as of May 15, 1997 (such Amended and Restated Pledge Agreement, as the same may from time to time be modified or amended, including supplements thereto which add additional parties as Pledgors thereunder, being hereinafter referred to as the "Pledge Agreement") pursuant to which such parties (the "Existing Pledgors") have granted to the Agent for the benefit of itself and the other Lenders a lien on and security interest in such Existing Pledgors' Collateral (as such term is defined in the Pledge Agreement) to secure the Obligations (as such term is defined in the Pledge Agreement);

       B. Each Pledgor will benefit, directly and indirectly, from credit and other financial accommodations extended by the Lenders to the Company.

     Now, therefore, for value received, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Company by the Lenders from time to time, the New Pledgor hereby agrees as follows:

       1. The New Pledgor acknowledges and agrees that it shall become a "Pledgor" party to the Pledge Agreement effective upon the date the New Pledgor's execution of this Agreement and the delivery of this Agreement to the Agent, and that upon such execution and delivery, all references in the Pledge Agreement to the terms "Pledgor" or "Pledgors" shall be deemed to include the New Pledgor. Without limiting the generality of the foregoing, the New Pledgor hereby repeats and reaffirms all grants (including the grant of a lien and security interest), covenants, agreements, representations and warranties contained in the Pledge Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Pledgor or in which the New Pledgor from time to time has any rights. Without limiting the foregoing, in order to secure payment of the Obligations, whether now existing or hereafter arising, the New Pledgor does hereby grant to the Agent for the benefit of itself and the Lenders, and hereby agrees that the Agent has and shall continue to have for the benefit of itself and the Lenders a continuing security interest in, among other things, all of the New Pledgor's Collateral (as such term is defined in the Pledge Agreement) described in
Section 2 of the Pledge Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth in their entirety except that all references in such clauses to the Existing Pledgor or any of them shall be deemed to include references to the New Pledgor. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Agent under the Pledge Agreement.

       2. The following information shall be added to Schedules A, B and/or C to the Pledge Agreement, as applicable:

                                   Schedule A
                             The Pledged Securities

                                                                              Percentage
  Name and     Name of    Jurisdiction of    No. of            Certificate   of Issuer's
Location of    Issuer      Incorporation     Shares    Class       No.          Stock
  Pledgor




                                       Or

                                   Schedule B
                        Partnership Interest Collateral

Name and Location of        Name of          Type of          Jurisdiction      Percent of
      Pledgor             Partnership      Organization     of Organization     Ownership




                                       Or

                                   Schedule C
                                 LLC Collateral

                                                                        Percentage of Equity
Name and Location of                               Jurisdiction of       Interest Owned by
       Pledgor                Name of LLC            Organization            Pledgor




       3. The New Pledgor hereby acknowledges and agrees that the Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Pledge Agreement to the same extent and with the same force and effect as if the New Pledgor had originally been one of the Existing Pledgors under the Pledge Agreement and had originally executed the same as such an Existing Pledgor.

       4. All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Pledge Agreement, except that any reference to the term "Pledgor" or "Pledgors" and any provision of the Pledge Agreement providing meaning to such term shall be deemed a reference to the Existing Pledgors and the New Pledgor. Except as specifically modified hereby, all of the terms and conditions of the Pledge Agreement shall stand and remain unchanged and in full force and effect.

       5. The New Pledgor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Agent may reasonably deem necessary or proper to carry out more effectively the purposes of this Agreement.

       6. No reference to this Agreement need be made in the Pledge Agreement or in any other document or instrument making reference to the Pledge Agreement, any reference to the Pledge Agreement in any of such to be deemed a reference to the Pledge Agreement as modified hereby.

       7. This Agreement shall be governed by and construed in accordance with the State of Illinois (without regard to principles of conflicts of law).


                                     [New Pledgor]



                                     By
                                        Its_____________________________________



     Acknowledged and agreed to as of the date first above written.


                                     Harris Trust and Savings Bank, as
                                       Agent



                                     By
                                        Its_____________________________________